UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2009

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33629	20-8450938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 35th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 409-2434

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP. (“AAMAC”), GREAT AMERICAN GROUP, LLC (“GREAT AMERICAN”) AND GREAT AMERICAN GROUP, INC. (“GA”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF AAMAC AND GREAT AMERICAN REGARDING, AMONG OTHER THINGS, AAMAC’S BUSINESS COMBINATION WITH GREAT AMERICAN AND THE BUSINESS OF GREAT AMERICAN, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (1) DIFFICULTIES ENCOUNTERED IN INTEGRATING THE MERGED COMPANIES; (2) SUCCESS IN RETAINING OR RECRUITING, OR CHANGES REQUIRED IN, GA’S OFFICERS, KEY EMPLOYEES OR DIRECTORS FOLLOWING THE TRANSACTION; (3) LISTING OR DELISTING OF AAMAC’S SECURITIES FROM THE NYSE AMEX OR THE ABILITY TO HAVE GA’S SECURITIES LISTED ON THE NASDAQ CAPITAL MARKET FOLLOWING THE TRANSACTION; (4) THE POTENTIAL LIQUIDITY AND TRADING OF AAMAC’S AND GA’S PUBLIC SECURITIES; (5) GA’S REVENUES AND OPERATING PERFORMANCE; (6) CHANGES IN OVERALL ECONOMIC CONDITIONS; (7) ANTICIPATED BUSINESS DEVELOPMENT ACTIVITIES OF GA’S FOLLOWING THE TRANSACTION; (8) RISKS AND COSTS ASSOCIATED WITH REGULATION OF CORPORATE GOVERNANCE AND DISCLOSURE STANDARDS (INCLUDING PURSUANT TO SECTION 404 OF THE SARBANES-OXLEY ACT OF 2002); (9) THE NOTE ISSUED IN CONNECTION WITH THE TRANSACTION (THE “NOTE”) IS IN FAVOR OF CERTAIN PARTIES RELATED TO GA AND THEIR INTERESTS MAY DIFFER FROM THOSE OF GA’S SECURITYHOLDERS; (10) GA’S OBLIGATIONS PURSUANT TO THE NOTE MAY NEGATIVELY AFFECT GA’S FINANCIAL POSITION AND RESULTS OF OPERATIONS; (11) GA’S OBLIGATIONS PURSUANT TO THE NOTE MAY REDUCE GA’S ABILITY TO PURSUE FUTURE LIQUIDATION ENGAGEMENTS AND OTHER BUSINESS OPPORTUNITIES; (12) GA’S OBLIGATIONS PURSUANT TO THE NOTE MAY INCREASE GA’S NEED FOR ADDITIONAL SOURCES OF FINANCING IN THE FUTURE AND THERE CAN BE NO ASSURANCE THAT GA WILL BE ABLE TO OBTAIN ANY ADDITIONAL FINANCING ON COMMERCIALLY REASONABLE TERMS, IF AT ALL; (13) IF GA IS UNABLE TO SATISFY ITS OBLIGATIONS UNDER THE NOTE ON OR PRIOR TO THE MATURITY DATE, THERE CAN BE NO ASSURANCE THAT GA WILL BE ABLE TO REFINANCE THE NOTE ON COMMERCIALLY REASONABLE TERMS, IF AT ALL; AND (14) OTHER RISKS REFERENCED FROM TIME TO TIME IN AAMAC’S AND GA’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND THOSE FACTORS LISTED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS DATED AS OF JULY 20, 2009 UNDER “RISK FACTORS”. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NONE OF AAMAC, GREAT AMERICAN OR GA ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

Item 8.01.	Other Events.

Alternative Asset Management Acquisition Corp. (“AAMAC”) announced that at the special meeting of stockholders, the proposed business combination with Great American Group, LLC (“Great American”) was approved. The transaction was consummated shortly thereafter.

In accordance with the terms of the transaction, each outstanding share of AAMAC common stock now represents 2.0 shares of common stock of Great American Group, Inc. (“GA”) and each outstanding AAMAC warrant represents a GA warrant exercisable for one share of GA common stock, which warrants are not exercisable during the 90-day period following the consummation of the transaction. The units of AAMAC were separated into the component common stock and warrant, each of which participated in the transaction as described. In addition, AAMAC and Great American became wholly-owned subsidiaries of GA. The units, common stock and warrants of AAMAC ceased trading on the NYSE Amex on July 31, 2009. The common stock and warrants of GA commenced trading on the OTC Bulletin Board under the symbols “GAMR” and “GAMRW,” respectively, on August 3, 2009.

At the special meeting of AAMAC stockholders, AAMAC stockholders also approved the following related proposals: (i) the amendment of AAMAC’s amended and restated certificate of incorporation modifying the definition of business combination; (ii) the ratification of certain provisions of the certificate of incorporation of GA; and (iii) the adoption of the 2009 Stock Incentive Plan.

A total of approximately 11,835,425 shares issued in AAMAC’s initial public offering were cast at the special meeting of stockholders in opposition to the business combination with Great American and elected to be converted into a pro rata portion of the proceeds from AAMAC’s initial public offering held in trust, representing less than 30% of the shares issued in the AAMAC initial public offering.

Attached hereto as Exhibits 99.1 and 99.2 are press releases, dated July 31, 2009 and August 3, 2009, respectively, relating to the results of the stockholders’ vote and the consummation of the business combination, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release, dated July 31, 2009
99.2	Press release, dated August 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 3, 2009	ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.

	By:	/s/ Paul D. Lapping
Name: Paul D. Lapping
Title: Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press release, dated July 31, 2009
99.2	Press release, dated August 3, 2009